Exhibit 10.19
[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT BOTH CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL.

November 3, 2025
Ellie Im
[***]
Email: [***]
Re: Amendment to Employment Letter Agreement
Dear Ellie:
This letter, effective as of the date first set forth above (this “Amendment”), amends that certain employment letter agreement between you and Crescent Biopharma, Inc. (the “Company”), dated March 18, 2025 (the “Agreement”).
1.Section 7 of the Agreement is deleted in its entirety and replaced with the following:
“7.    Location. Your primary work location will be the Company’s office located in Waltham, Massachusetts, provided that you may be required to engage in reasonable travel for business, consistent with the Company’s business needs.”
2.The definition of “Good Reason” in Appendix A is deleted in its entirety and replaced with the following:
“Good Reason” shall mean that you have complied with the Good Reason Process (hereinafter defined) following the occurrence, without your written consent, of any of the following events: (i) a material diminution in your base salary or Target Bonus except for across-the-board salary and target bonus reductions of no more than 10% based on the Company’s financial performance similarly affecting all or substantially all senior management employees of the Company; (ii) a material change in the geographic location at which you are required to provide services to the Company or a requirement that you change your primary work location to a location other than the Company’s office located in Massachusetts; (iii) the failure of the Company to obtain the assumption of this Agreement by a successor; or (iv) the material breach of this Agreement (or any other agreements with you) by the Company.”

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT BOTH CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL.
Except as otherwise expressly amended herein, all terms and provisions of the Agreement shall remain in full force and effect. In the event of a conflict between the provisions of this Amendment and the provisions of the Agreement, the provisions of this Amendment shall control. This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts. This Amendment may be executed in separate counterparts. When both counterparts are signed, they shall be treated together as one and the same document. PDF copies of signed counterparts shall be equally effective as originals.

Sincerely,

/s/ Joshua Brumm
Name: Joshua Brumm
Title: Chief Executive Officer

Accepted and acknowledged:

/s/ Ellie Im
Ellie Im

Date: November 3, 2025